Exhibit 10.3

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of May 30, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), is entered into by and among ExchangeRight Income Fund Operating Partnership, LP, a limited partnership formed under the laws of the state of Delaware (the “Borrower”), the direct and indirect Subsidiaries of the Borrower listed on the signature pages hereof (together with the Borrower, each, a “Pledgor” and collectively, the “Pledgors”, which terms shall include any Person that becomes a Pledgor pursuant to Section 32 hereof), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Lenders (as defined below).

RECITALS:

WHEREAS, the Borrower, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions contained in the Credit Agreement;

WHEREAS, the Borrower and each of the other Pledgors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Lenders through their collective efforts;

WHEREAS, each Pledgor acknowledges that it will receive direct and indirect benefits from the Lenders making such financial accommodations available to the Borrower under the Credit Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the extension of such financial accommodations thereunder that the Pledgors execute and deliver this Pledge Agreement, among other things, to grant to the Administrative Agent for benefit of the Lenders a security interest in the Pledged Collateral (as defined below) as security for the Obligations.

NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of any Pledgor pursuant to any Loan Document, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Administrative Agent hereby agree as follows:

section 1.
Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined (and, with respect to such terms, the singular shall include the plural and vice versa and any gender shall include any other gender as the context may require). Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC have the meanings assigned to them in the UCC, including, without limitation “Control” and “Security”. In addition, as used in this Pledge Agreement:

“Pledged Interests” means, with respect to each Pledgor, such Pledgor’s right, title and interest in the Equity Interests of the Pledged Subsidiaries named on Schedule I attached hereto (and/or on any Schedule I attached to any applicable Pledge Supplement or Pledge Amendment.

“Pledged Subsidiary” means a Person that has issued any Equity Interest that constitutes any part of the Pledged Collateral.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York, as amended or supplemented from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. Any and all terms used in this Pledge Agreement which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC, unless otherwise defined herein.

section 2.
Pledge. Each Pledgor hereby pledges and collaterally assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Pledgor in and to the collateral described in subsections (a) through (h) below (collectively, the “Pledged Collateral”):
(a)
The Pledged Interests), including, without limitation, all economic interest and rights to vote or otherwise manage or control such Pledged Subsidiaries and all rights as a partner, shareholder, member or trustee thereof, whether now owned or hereafter acquired;
(b)
All distributions, cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof to which such Pledgor shall at any time be entitled in respect of the Pledged Interests;
(c)
All payments due or to become due to such Pledgor in respect of any of the foregoing;
(d)
All of such Pledgor’s claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, in respect of any of the foregoing;
(e)
All of such Pledgor’s rights to exercise and enforce any and every right, power, remedy, authority, option and privilege of such Pledgor relating to any of the foregoing including, without limitation, any power to (i) terminate, cancel or modify any agreement in respect of the foregoing, (ii) execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any of the foregoing and the applicable issuer thereof, (iii) exercise voting rights or make determinations, (iv) exercise any election (including, but not limited to, election of remedies), (v) exercise any “put”, right of first offer or first refusal, or other option, (vi) exercise any right of redemption or repurchase, (vii) give or receive any notice, consent, amendment, waiver or approval, (viii) demand, receive, enforce, collect or receipt for any of the foregoing, (ix) enforce or execute any checks, or other instruments or orders, (x) file any claims and to take any action in connection with any of the foregoing; or (xi) otherwise act as of such Pledgor were the absolute owner of such Pledged Interests and all rights associated therewith;
(f)
All certificates and instruments representing or evidencing any of the foregoing;
(g)
All other rights, titles, interests, powers, privileges and preferences pertaining to any of the foregoing; and
(h)
All proceeds and products of the foregoing, however and whenever acquired and in whatever form.
section 3.
Security for Obligations. The security interest created hereby in the Pledged Collateral secures the prompt payment, performance and observance of the Obligations.
section 4.
Delivery of Pledged Collateral; Financing Statements.
(a)
Each Pledgor shall deliver to the Administrative Agent (i) within three (3) Business Days of the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Interests held by or on behalf of such Pledgor, and (ii) promptly upon the receipt thereof by or on behalf of such Pledgor, any other certificates and instruments constituting Pledged Collateral. Prior to delivery to the Administrative Agent, all such certificates and instruments, if any, constituting Pledged Collateral shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. Each such certificate shall be delivered in suitable form for transfer by delivery or shall be accompanied by a duly executed instrument of transfer or assignment in blank, substantially in the form provided in Exhibit C attached hereto (a “Transfer Power”).
(b)
Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any UCC jurisdiction that the Administrative Agent may reasonably deem necessary to perfect the security interest granted hereby, any financing statements or amendments thereto that (a) describe the Pledged Collateral and (b) contain any other information required by Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.
section 5.
Subsequent Changes Affecting Pledged Collateral. Each Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, cash distributions or other distributions, reorganizations or other exchanges, tender offers and voting rights), and each Pledgor agrees that neither the Administrative Agent nor any of the Lenders shall have any obligation to inform the Pledgors of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Administrative Agent may, after the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee’s name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Administrative Agent may, after the occurrence and during the continuance of an Event of Default, exchange certificates or instruments representing or evidencing Pledged Interests for certificates or instruments of smaller or larger denominations.
section 6.
Representations and Warranties. Each Pledgor represents and warrants as follows:
(a)
Title and Liens. Such Pledgor is, and will at all times continue to be, the sole legal and beneficial owner of the Pledged Collateral of such Pledgor, free and clear of any Lien (other than Permitted Liens of the types described in clauses (a) through (c) and (e) through (j) of the definition thereof) or Negative Pledge.
(b)
Interests in Partnerships and LLCs. None of the Pledged Collateral consisting of an interest in a partnership or in a limited liability company (i) is dealt in or traded on a securities exchange or in securities markets, (ii) is an investment company security, or (iii) is held in a Securities Account. All of the Pledged Collateral consisting of an interest in a partnership or a limited liability company shall by its terms expressly provide that it is a security governed by Article 8 of the UCC and such security shall be evidenced by a certificate.
(c)
Authorization. Such Pledgor has the right, power and authority, and has taken all necessary action to authorize it, to execute, deliver and perform this Pledge Agreement in accordance with its terms. The execution, delivery and performance of this Pledge Agreement in accordance with its terms, including the granting of the security interest hereunder, do not and will not, by the passage of time, the giving of notice, or both: (i) require any governmental approval (other than approvals that have been made and are in full effect) or violate any applicable law relating to such Pledgor, (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such Pledgor, or any indenture, agreement or other instrument to which such Pledgor is a party or by which it or any of the Pledged Collateral of such Pledgor or its other property may be bound, or (iii) except for any Lien created hereunder, result in or require the creation or imposition of any Lien upon or with respect to any of the Pledged Collateral of such Pledgor or such Pledgor’s other property whether now owned or hereafter acquired. Neither such Pledgor nor any Subsidiary thereof is an Affected Financial Institution.
(d)
Name, Organization, Etc. Such Pledgor’s exact legal name, type of legal entity, jurisdiction of formation, organizational identification number and location of its chief executive office are, as of the date hereof, as set forth on Schedule II. Except as set forth on such Schedule II, within the 5 years prior to the date hereof, such Pledgor has not changed its name or merged with or otherwise combined its business with any other Person. Such Pledgor (i) is a corporation, limited liability company or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its formation as set forth on Schedule II, (ii) is duly organized and validly existing solely under the laws of such jurisdiction of formation, (iii) has the power and authority to own, lease and operate its Properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, limited liability company or other legal entity, and authorized to do business, in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have, in each instance, a Material Adverse Effect.
(e)
Pledged Collateral. The information set forth on Schedule I with respect to the Pledged Collateral of such Pledgor is true and correct. Such Pledgor is the sole owner of each of its Pledged Subsidiaries (or, in the case of any Pledged Subsidiary that is a Qualified Joint Venture Subsidiary, such Pledged Subsidiary is at least 95% owned and controlled by such Pledgor), and the Pledged Interests of such Pledgor represent 100% of each class of the issued and outstanding capital stock, membership interests or partnership interests, as applicable, of each of its Pledged Subsidiaries.
(f)
Validity and Perfection of Security Interest. This Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Pledged Collateral. Such security interest will be perfected (i) with respect to any such Pledged Collateral that is a Security and is evidenced by a certificate, when such Pledged Collateral is delivered to the Administrative Agent with duly executed Transfer Powers with respect thereto or when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors, (ii) with respect to any such Pledged Collateral that is a Security but is not evidenced by a certificate, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors or when control is established by the Administrative Agent over such interests in accordance with the provision of Section 8-106 of the UCC, or any successor provision, and (iii) with respect to any such Pledged Collateral that is not a Security, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors. Except as set forth in this subsection, no action is necessary to perfect the security interest granted by any Pledgor under this Pledge Agreement.
(g)
No Other Interests. No financing statement naming any Pledgor as debtor and describing or purporting to cover all or any portion of the Pledged Collateral, which has not lapsed or been terminated, has been filed in any jurisdiction except for financing statements naming the Administrative Agent as secured party. No Pledgor has (i) registered the Pledged Collateral in the name of any other Person, (ii) consented to any agreement by any of the Pledged Subsidiaries in which any such Pledged Subsidiary agrees to act on the instructions of any other Person, (iii) delivered the Pledged Collateral to any other Person, or (iv) otherwise granted Control of the Pledged Collateral to any other Person.

(h)
Authorization of Equity Interest. All Equity Interests which constitute Pledged Collateral are duly authorized, validly issued, and if applicable, fully paid and nonassessable and are not subject to preemptive rights of any Person.
(i)
Pledgor’s Authority. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgors (except for the filing of financing statements contemplated pursuant to Section 4(b) hereof) or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally). There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral.
(j)
Transfer Powers. Any Transfer Powers delivered in connection with this Pledge Agreement are duly executed and give the Administrative Agent the authority they purport to confer.
(k)
Obligations to Pledged Subsidiaries. No Pledgor has any obligation to make further capital contributions or make any other payments to the Pledged Subsidiaries with respect to its interest therein.
section 7.
Covenants.
(a)
Change of Name, Etc. Except to the extent expressly permitted by the terms of the Loan Documents, each Pledgor agrees that it will (i) not change its name or its current legal structure, and will not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) maintain its due organization and good standing in its jurisdiction of organization, (iii) not change its jurisdiction of organization, and (iv) not change its principal place of business or chief executive office (if it has more than one place of business), in each case, unless such Pledgor shall have given the Administrative Agent not less than 15-days’ prior written notice of such event or occurrence and the Administrative Agent shall have either (x) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Pledged Collateral, or (y) taken such steps (with the cooperation of the Pledgors to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Administrative Agent’s security interest in such Pledged Collateral.
(b)
No Liens; No Transfer of Pledged Collateral. No Pledgor will (i) except as otherwise permitted by the Loan Documents, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Administrative Agent, (ii) create or permit to exist any Lien or Negative Pledge upon or with respect to any of the Pledged Collateral (other than Permitted Liens of the types described in clauses (a) through (c) and (e) through (j) of the definition thereof), (iii) register the Pledged Collateral in the name of any Person other than the Administrative

Agent, (iv) consent to any agreement between any Pledged Subsidiary and any Person (other than the Administrative Agent) in which such Pledged Subsidiary agrees to act on the instructions of any such Person, (v) deliver any Pledged Collateral or any related Transfer Power or endorsement to any Person other than the Administrative Agent (or a designee thereof) or (vi) otherwise grant Control of any Pledged Collateral to any Person other than the Administrative Agent.
(c)
Further Assurances. Each Pledgor will, at its expense, promptly execute, authorize, acknowledge and deliver all such instruments, certificates and other documents, and take all such additional actions, as the Administrative Agent from time to time may reasonably request in order to preserve and perfect the first priority security interest in the Pledged Collateral intended to be created by this Pledge Agreement, including, without limitation, (i) the authorization and filing of any necessary UCC financing statements, (ii) the delivery to the Administrative Agent of any certificates that may from time to time evidence the Pledged Collateral, (iii) the execution in blank and delivery of any necessary Transfer Powers or other endorsements, (iv) taking such action as necessary or desirable to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral, and (iv) taking such action as required in the jurisdiction of organization of the applicable Pledgor or Pledged Subsidiary in order to ensure the enforceability and recognition of such first priority security interest in such jurisdiction.
(d)
Defense of Title. Each Pledgor will defend, at its own cost and expense, its title to and ownership of the Pledged Collateral and the security interests of the Administrative Agent in the Pledged Collateral against the claim and demands of any other Person and will maintain and preserve the security interest in the Pledged Collateral created hereby.
(e)
Pledged Subsidiaries. Except as otherwise permitted by the terms of the Loan Documents, no Pledgor shall (i) permit any Pledged Subsidiary to amend or modify its articles or certificate of incorporation, articles of organization, certificate of limited partnership, by-laws, operating agreement, partnership agreement or other comparable organizational instrument in a manner which would adversely affect the voting, liquidation, preference or other similar rights of any holder of the Equity Interests pledged hereunder or impair the security interest granted or purported to be granted herein, (ii) permit any Pledged Subsidiary to dissolve, liquidate, retire any of its capital stock or other instruments or securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (iii) vote any of its Equity Interests or other investment property in favor of any of the foregoing.
(f)
Additional Shares. No Pledgor shall permit any Pledged Subsidiary to issue any additional Equity Interests unless such Equity Interests are pledged hereunder as and when required pursuant to the following clause (g).
(g)
Pledge Amendment. Each Pledgor will, upon obtaining ownership of any additional Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to the Administrative Agent a Pledge Amendment, duly executed by such Pledgor and, if applicable, acknowledged by each additional Pledged Subsidiary in connection therewith, in substantially the form of Exhibit B hereto (a “Pledge Amendment”), in respect of any such additional Pledged Collateral, pursuant to which such Pledgor shall confirm its grant of a security interest in such additional Pledged Collateral to the Administrative Agent pursuant to Section 2 hereof, such grant being deemed effective as of the date hereof, regardless of whether such Pledge Amendment is ever executed pursuant to this paragraph. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Pledge Agreement and to unilaterally amend Schedule I hereto to include such additional Pledged Collateral as disclosed by such Pledgor in such Pledge Amendment, and agrees that all Pledged Collateral listed on any Pledge Amendment delivered to the Administrative Agent, or amended Schedule I, shall for all purposes hereunder be considered Pledged Collateral (it being understood and agreed that the failure by any Pledgor to prepare or execute any such Pledge Amendment shall not prevent the creation or attachment of the Administrative Agent’s lien and security interest in any such property, which creation and attachment shall automatically, and be deemed to, occur pursuant to Section 2 hereof).
(h)
Control Acknowledgment. Each Pledgor shall execute and deliver to each Pledged Subsidiary a control acknowledgment (“Control Acknowledgment”) substantially in the form of Exhibit D hereto and shall cause each such Pledged Subsidiary to acknowledge in writing its receipt and acceptance thereof.
(i)
Investment Property. Each Pledgor shall, and shall cause each Pledged Subsidiary thereof that is a limited liability company or a partnership, to elect that the Pledged Interests be securities governed by Article 8 of the UCC and to evidence such securities by a certificate, in each such case, in a manner acceptable to the Administrative Agent.
(j)
Delivery of Additional Certificates, Etc. If a Pledgor shall receive any certificate (including, without limitation, any certificate representing a stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Equity Interests or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, or otherwise), instrument, option or rights in respect of any Pledged Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Collateral, or otherwise in respect thereof, such Pledgor shall hold the same in trust for the Administrative Agent and promptly deliver the same to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated Transfer Power covering such certificate (or other appropriate instrument of transfer) duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms of this Pledge Agreement, as Pledged Collateral.

section 8.
Voting Rights.
(a)
During the term of this Pledge Agreement, so long as no Event of Default has occurred and is continuing, each Pledgor shall have (i) the right to vote the Pledged Interests on all governing questions in a manner not inconsistent with the terms of this Pledge Agreement or any Loan Documents and (ii) the right to be a member or a partner of all the Pledged Subsidiaries which are limited liability companies or partnerships, respectively.
(b)
Upon the occurrence and during the continuance of an Event of Default, all rights of a Pledgor to exercise the voting and/or consensual rights and powers which a Pledgor is entitled to exercise pursuant to subsection (a) above shall cease, and all such rights thereupon shall become immediately vested in the Administrative Agent, which shall have the sole and exclusive right and authority to (i) exercise such voting and/or consensual rights and powers which any Pledgor shall otherwise be entitled to exercise pursuant to subsection (a) above, and (ii) become a member or partner of each and all of the Pledged Subsidiaries which are limited liability companies or partnerships, respectively, and as such (x) exercise, or direct the applicable Pledgor as to the exercise of all voting, consent, managerial, election and other membership rights to the applicable Pledged Collateral and (y) exercise, or direct any Pledgor as to the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the applicable Pledged Collateral, as if the Administrative Agent were the absolute owner thereof, all without liability except to account for property actually received by it; provided, that the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure so to do or delay in so doing. Such authorization shall constitute an irrevocable voting proxy from such Pledgor to the Administrative Agent or, at the Administrative Agent’s option, to the Administrative Agent’s nominee.
section 9.
Dividends and Other Distributions.
(a)
So long as no Event of Default has occurred and is continuing:
(i)
Each Pledgor shall be entitled to receive and retain any and all dividends, cash distributions and interest paid in respect of the Pledged Collateral to the extent such distributions are not prohibited by the Loan Documents, provided, however, that any and all (A) distributions, dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral, (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Interests, shall be Pledged Collateral, and shall be forthwith delivered to the Administrative Agent to hold, for the benefit of the Administrative Agent and the Lenders, as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, be segregated from the other property or funds of such Pledgor, and be delivered immediately to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and
(ii)
The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.
(b)
Upon the occurrence and during the continuance of an Event of Default:
(i)
All rights of the Pledgors to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and
(ii)
All dividends, distributions and interest payments which are received by any Pledgor contrary to the provisions of clause (i) of this Section 9(b) shall be received in trust for the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, shall be segregated from other funds of such Pledgor and shall be paid over immediately to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).
section 10.
Remedies.
(a)
The Administrative Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC or any other Applicable Law. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends or distributions and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent were the outright owner thereof (in the case of a limited liability company, the sole member and manager thereof and, in the case of a partnership, a partner thereof), each Pledgor hereby irrevocably constituting and appointing the Administrative Agent as the proxy and attorney in fact of such Pledgor, with full power of substitution to do so; provided, however, that the Administrative Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so; provided, further, however, that the Administrative Agent agrees to exercise such proxy and powers only so long as an Event of Default shall have occurred and is continuing.

(b)
In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have such powers of sale and other powers as may be conferred by Applicable Law and regulatory requirements. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Administrative Agent or which the Administrative Agent shall otherwise have the ability to transfer under Applicable Law, the Administrative Agent may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange, broker’s board or at public or private sale, in one or more sales or lots, at such price as the Administrative Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Administrative Agent and each of the Lenders may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale.
(c)
Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Administrative Agent will give the applicable Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of Lenders, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, each Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by such Pledgor as provided in Section 27 below at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.
(d)
In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Administrative Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Administrative Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Administrative Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Administrative Agent solicit offers from four (4) or more investors in order for the sale to be commercially reasonable.

(e)
The rights and remedies of the Administrative Agent and the Lenders under this Pledge Agreement are cumulative and not exclusive of any rights or remedies which any of them otherwise has. All proceeds of the sale of the Pledged Collateral received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Obligations pursuant to the terms of the Credit Agreement. Each Pledgor shall remain jointly and severally liable and will pay, on demand, any deficiency remaining in respect of the Obligations.
section 11.
Administrative Agent Appointed Attorney in Fact. Each Pledgor hereby constitutes and appoints the Administrative Agent as the attorney-in-fact of such Pledgor with full power of substitution either in the Administrative Agent’s name or in the name of such Pledgor to do any of the following : (a) to perform any obligation of such Pledgor hereunder in such Pledgor’s name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Administrative Agent’s security interest in the Pledged Collateral; (d) to issue entitlement orders, instructions and other orders to any securities intermediary in connection with any of the Pledged Collateral held by or maintained with such securities intermediary; (e) to verify facts concerning the Pledged Collateral in such Pledgor’s name, its own name or a fictitious name; (f) to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (g) to exercise all rights, powers and remedies which such Pledgor would have, but for this Pledge Agreement, with respect to any of the Pledged Collateral; and (h) to carry out the provisions of this Pledge Agreement and to take any action and execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of such Pledgor or otherwise, deemed by the Administrative Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder; provided, however, that the Administrative Agent shall not take any of the foregoing actions (other than those described in clauses (a) and (c)) unless an Event of Default has occurred and is continuing. Nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other secured party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Administrative Agent or any of the Lenders or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Administrative Agent or any of the Lenders. The power of attorney granted herein is irrevocable and coupled with an interest.
section 12.
Waivers. (i) Each Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations and all other notices to which such Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the applicable Loan Document.
(ii)
Each Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any property securing all or any part of the Obligations by trustee sale or any other reason impairing the right of any Pledgor, the Administrative Agent or any of the Lenders to proceed against any Pledged Subsidiary or any Pledged Subsidiary’s property. Each Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that such Pledgor’s rights against any Pledged Subsidiary may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Administrative Agent or any Lender.
(iii)
Each Pledgor hereby expressly waives the benefits of any law in any jurisdiction purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.
section 13.
Term. This Pledge Agreement shall remain in full force and effect until the earliest to occur of (i) termination of this Pledge Agreement in accordance with Section 7.15(b) of the Credit Agreement and (ii) indefeasible payment in full of the Obligations (other than contingent indemnity obligations for which no claim has been asserted) and termination of all commitments to extend credit under the Loan Documents. Upon termination of this Pledge Agreement in accordance with its terms, the Administrative Agent agrees to take such actions as any Pledgor may reasonably request, and at the sole cost and expense of such Pledgor, to evidence the termination of this Pledge Agreement and the release of the security interests created hereunder.
section 14.
Releases. The Administrative Agent may, in accordance with Section 2.19(b)(i) or Section 7.15(b) of the Credit Agreement, release any of the Pledged Collateral or any Pledgor from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral or Pledgor not expressly released or substituted.
section 15.
Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Pledgor shall have any right or power to assign this Pledge Agreement or any interest herein or in the Pledged Collateral or any part thereof and any such assignment by a Pledgor shall be null and void ab initio and of no force or effect absent the prior written consent of the Administrative Agent.
section 16.
Reimbursement of Administrative Agent. Each Pledgor agrees to pay, within 10 Business Days after receipt of an invoice therefor, to the Administrative Agent the amount of any and all reasonable and documented out-of-pocket actual costs and expenses, including the fees, disbursements and other charges of its counsel and of any experts or agents that the Administrative Agent may incur in connection with (a) the administration of this Pledge

Agreement, (b) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (d) the failure by any Pledgor to perform or observe any of the provisions hereof or otherwise in respect of the Pledged Collateral.
section 17.
Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms.
section 18.
Security Interest Absolute. All rights of the Administrative Agent hereunder, the grant of a security interest in the Pledged Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other Pledged Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Pledge Agreement (other than the indefeasible payment in full of all the Obligations).
section 19.
GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
section 20.
Waiver of Jury Trial; Consent to Jurisdiction; Venue; Service of Process.
(A)
EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PLEDGOR OR THE ADMINISTRATIVE AGENT ARISING OUT OF THIS PLEDGE AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO OR WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT OF ANY KIND OR NATURE RELATING TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

(B)
EACH OF THE PLEDGORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT OR ANY RELATED PARTY OF THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR THE COLLATERAL AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.
(C)
EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS AND AUTHORIZES THE BORROWER TO ACT AS ITS AGENT FOR SERVICE OF PROCESS AND NOTICES REQUIRED TO BE DELIVERED UNDER THIS PLEDGE AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS, IT BEING UNDERSTOOD AND AGREED THAT RECEIPT BY THE BORROWER OF ANY SUMMONS, NOTICE OR OTHER SIMILAR ITEM SHALL BE DEEMED EFFECTIVE RECEIPT BY EACH PLEDGOR AND ITS SUBSIDIARIES.
(D)
THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF ALL AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS PLEDGE AGREEMENT.

section 21.
Marshalling. Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Pledgor or any other Person or against or in payment of any or all of the Obligations.
section 22.
No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.
section 23.
Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.
section 24.
Further Assurances. Each Pledgor agrees that it will cooperate with the Administrative Agent and will execute and deliver, or cause to be executed and delivered, all such other transfer powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements (and each Pledgor hereby authorizes the Administrative Agent to file any such financing statements), as the Administrative Agent may reasonably deem necessary from time to time in order to carry out the provisions and purposes of this Pledge Agreement.
section 25.
The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to ensure that safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall responsible for preservation of all rights of such Pledgor in the Pledged Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. The Administrative Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Administrative Agent’s gross negligence or willful misconduct.
section 26.
No Waiver. Neither the failure on the part of the Administrative Agent or any Lender to exercise, nor the delay on the part of the Administrative Agent or any Lender in exercising any right, power or remedy hereunder, nor any course of dealing between the Administrative Agent or any Lender, on the one hand, and any Pledgor, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.
section 27.
Notices. All notices and other communications provided for hereunder shall be delivered in the manner set forth in Section 12.1 of the Credit Agreement.
section 28.
Amendments, Waivers and Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
section 29.
Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
section 30.
Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Pledge Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.
section 31.
Merger. This Pledge Agreement and the other Loan Documents embody the final and entire agreement and understanding among the Pledgors, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Pledgors, the Administrative Agent and the Lenders relating to the subject matter thereof. This Pledge Agreement and the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties hereto.
section 32.
Additional Pledgors. Pursuant to the Credit Agreement, the Borrower may be required to, and/or to cause certain Subsidiaries to, execute and deliver to the Administrative Agent (i) in the case of a Subsidiary that is not a Pledgor at such time, a Pledge Supplement in the form of Exhibit A hereto (each such supplement, a “Pledge Supplement”) and (ii) in the case of the Borrower or a Subsidiary that is a Pledgor at such time, a Pledge Amendment, together with such supporting documentation required pursuant to the Credit Agreement as the Administrative Agent may reasonably request, in order to create a perfected, first priority security interest in the Equity Interests in certain Subsidiaries. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Pledgors and the Administrative Agent have duly executed and delivered this Pledge Agreement as of the date set forth above.

EXCHANGERIGHT INCOME FUND OPERATING

PARTNERSHIP, LP, a Delaware limited partnership, as Pledgor

By: EXCHANGERIGHT INCOME FUND, a Maryland statutory trust;

its General Partner

By: ExchangeRight Income Fund Trustee, LLC,

a Delaware limited liability company; its trustee

By: ExchangeRight Real Estate, LLC,

a California limited liability company; its manager

By:__/s/ David Fisher________________________

Name: David Fisher

Title: Executive Managing Principal

(Principal Executive Officer)

[Signature Page to Pledge Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: __/s/ Matthew Kuhn___________________________

Name: Matthew Kuhn

Title: Managing Director

[Signature Page to Pledge Agreement]

SCHEDULE I TO PLEDGE AGREEMENT

PLEDGED SUBSIDIARIES

Pledgor	Pledged Subsidiary	Certificate No.	No. of Shares / Units Owned	Percentage of Ownership
ExchangeRight Income Fund Operating Partnership, LP	ExchangeRight Essential Income Strategy Properties 6, LLC	001	N/A	100%
ExchangeRight Income Fund Operating Partnership, LP	ExchangeRight Net Leased Portfolio 3 DST	001	N/A	100%
ExchangeRight Income Fund Operating Partnership, LP	ExchangeRight Net Leased Portfolio 4 DST	001	N/A	100%
ExchangeRight Income Fund Operating Partnership, LP	ExchangeRight Net Leased Portfolio 5 DST	001	N/A	100%
ExchangeRight Income Fund Operating Partnership, LP	ExchangeRight Net Leased Portfolio 6 DST	001	N/A	100%

SCHEDULE II TO PLEDGE AGREEMENT

PLEDGOR INFORMATION

Pledgor	Type of Entity	Jurisdiction	Organizational ID No.	Mailing Address of Chief Executive Office
ExchangeRight Income Fund Operating Partnership, LP	Limited partnership	delaware	7230591	1055 E. Colorado Blvd., Suite 310, Pasadena, CA 91106

EXHIBIT A
to
PLEDGE AGREEMENT

FORM OF PLEDGE SUPPLEMENT

SUPPLEMENT NO.____ dated as of ____, 20___ to the PLEDGE AGREEMENT dated as of May 30, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among ExchangeRight Income Fund Operating Partnership, LP, a limited partnership formed under the laws of the state of Delaware (the “Borrower”), certain subsidiaries of the Borrower from time to time signatories thereto as Pledgors (together with the Borrower, collectively, the “Pledgors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

Reference is made to the Credit Agreement dated as of May [__], 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Pledge Agreement or the Credit Agreement, as applicable.

The undersigned Subsidiary of the Borrower (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement and the Pledge Agreement to become a Pledgor under the Pledge Agreement in consideration for Loans and Letters of Credit previously made to, or issued for the account of, the Borrower.

Accordingly, Administrative Agent and the New Pledgor agree as follows:

SECTION 1. In accordance with Section 32 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and the New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all respects on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to Administrative Agent, its successors and assigns, a security interest in and Lien on all of the New Pledgor’s right, title and interest in and to the Pledged Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a “Pledgor” or the “Pledgors” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Pledgor represents and warrants to Administrative Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. The New Pledgor hereby represents and warrants that the information set forth in Schedules I and II attached hereto is true and correct and is hereby added to the information set forth in Schedules I and II to the Pledge Agreement, respectively. The New Pledgor hereby agrees that this Supplement may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement.

SECTION 5. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Supplement which are valid.

SECTION 6. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature below.

SECTION 7. The New Pledgor agrees to reimburse Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for Administrative Agent.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the New Pledgor and Administrative Agent have duly executed and delivered this Supplement to the Pledge Agreement as of the day and year first above written.

[NEW PLEDGOR]

By:
Name:
Title:

Address:

Attention:
Facsimile: (____) _____-______

ACKNOWLEDGED AND AGREED

as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

Schedule I to
Supplement No.__
to the Pledge Agreement

PLEDGED SUBSIDIARIES

Pledgor	Pledged Subsidiary	Certificate No.	No. of Shares / Units Owned	Percentage of Ownership
[______]	[______]	[______]	[______]	100%

Schedule II to
Supplement No.__
to the Pledge Agreement

NEW PLEDGOR INFORMATION

Pledgor	Type of Entity	Jurisdiction	Organizational ID No.	Mailing Address of Chief Executive Office
[_______]	[_______]	[_______]	[_______]	[_______]

EXHIBIT B
to
PLEDGE AGREEMENT

FORM OF PLEDGE AMENDMENT

[Date]

Reference is hereby made to the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) dated as of May 30, 2024, by and among ExchangeRight Income Fund Operating Partnership, LP, a limited partnership formed under the laws of the state of Delaware (the “Borrower”), the undersigned Pledgor and the other Subsidiaries of the Borrower from time to time party thereto as Pledgors, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), whereby the undersigned has pledged certain capital stock, membership interests and partnership interests, as applicable, of certain of its Subsidiaries as collateral to the Administrative Agent, for the ratable benefit of the Lenders, as more fully described in the Pledge Agreement. This Amendment is a “Pledge Amendment” as defined in the Pledge Agreement and is, together with the acknowledgments, certificates, and Transfer Powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

By its execution below, the undersigned hereby agrees that (i) this Amendment may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement and (ii) each [corporation] [limited liability company] [partnership] listed on Schedule I hereto shall be deemed to be a Pledged Subsidiary for all purposes of the Pledge Agreement.

By its execution below, the undersigned represents and warrants that it has full power and authority to execute this Pledge Amendment and that the representations and warranties contained in Section 6 of the Pledge Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the additional Pledged Collateral relating hereto. The Pledge Agreement, as amended and modified hereby, remains in full force and effect and is hereby ratified and confirmed.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Pledge Amendment to the Pledge Agreement as of the day and year first above written.

[PLEDGOR]

By:
Name:
Title:

Schedule I
to
Pledge Amendment

PLEDGED SUBSIDIARIES

Pledgor	Pledged Subsidiary	Certificate No.	No. of Shares / Units Owned	Percentage of Ownership
[______]	[______]	[______]	[______]	100%

ACKNOWLEDGMENT
TO
PLEDGE AMENDMENT

[Date]

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Amendment together with a copy of the Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, agrees that after the occurrence and during the continuance of an Event of Default it will comply with instructions originated by the Administrative Agent without further consent by the Pledgor and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

[NAME[S] OF ADDITIONAL PLEDGED SUBSIDIARY[IES]]

By:
Name:
Title:

EXHIBIT C
to
PLEDGE AGREEMENT

FORM OF TRANSFER POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _________________________________ _____ [shares] [units] [percent] of the [capital stock] [membership interests] of _________________, a _____________ [corporation] [limited liability company] [limited partnership] (the “Company”), represented by Certificate No. _____ (the “[Stock]”), standing in the name of the undersigned on the books of the Company, and does hereby irrevocably constitute and appoint ______________________________ as the undersigned’s true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the [Stock], and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:

[PLEDGOR]

By:
Name:
Title:

EXHIBIT D
to
PLEDGE AGREEMENT

Form of CONTROL Acknowledgement

[Date]

PLEDGED SUBSIDIARY:	PLEDGOR:
[Name of Pledged Subsidiary]	[Name of Pledgor]

Reference is hereby made to that certain Pledge Agreement dated as of May 30, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), by and among ExchangeRight Income Fund Operating Partnership, LP, a limited partnership formed under the laws of the state of Delaware (the “Borrower”), the undersigned Pledgor and certain other Subsidiaries of the Borrower from time to time party thereto as pledgors, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

Pledged Subsidiary is hereby instructed by the Pledgor that all of the Pledgor’s right, title and interest in and to all of the Pledgor’s rights in connection with any Equity Interests in Pledged Subsidiary now and hereafter owned by the Pledgor are subject to a pledge and security interest in favor of Administrative Agent. Pledgor hereby instructs the Pledged Subsidiary to act upon any instruction delivered to it by the Administrative Agent with respect to the Pledged Collateral without seeking further instruction from the Pledgor, and, by its execution hereof, the Pledged Subsidiary agrees to do so.

Pledged Subsidiary, by its written acknowledgement and acceptance hereof, hereby (i) acknowledges receipt of a copy of the aforementioned Pledge Agreement and agrees promptly to note on its books the security interest granted under such Pledge Agreement, (ii) waives any rights or requirements at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee, and (iii) acknowledges and agrees that, notwithstanding anything to the contrary in its bylaws, operating agreement, partnership agreement, declaration or other applicable governing or organizational documents, such Pledged Subsidiary will (A) be bound by, and comply with, all terms of the Pledge Agreement applicable to such Pledged Subsidiary, including, without limitation, Sections 7(e), (f) and (i) thereof, (B) notify the Administrative Agent in writing promptly of the occurrence of any of the events described in Section 7(f) of the Pledge Agreement, and (C) not permit any of the Equity Interests issued by it to be dealt in or traded on a securities exchange or in securities markets.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Pledgor has caused this Control Acknowledgment to be duly signed and delivered by its officer duly authorized as of the day and year first above written.

[PLEDGOR]

By:
Name:
Title:

Acknowledged and accepted as of the day and year first above written:

[PLEDGED SUBSIDIARY]

By:
Name:
Title: